UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2009

DIATECT  INTERNATIONAL  CORPORATION
(Exact name of registrant specified in charter)

California	0-10147	82-0513509
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Industrial Parkway,  Heber City, Utah 84032
(Address of principal executive offices)  (Zip Code)

(435) 654-4370
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02

The last issuance of common stock purchase warrants discussed below occurred on May 7, 2009.  If integrated with the other common stock purchase warrants discussed below, such last issuance resulted in the shares of Company's common stock subject to all such warrants granted exceeding 5% of the total shares outstanding of the Company's Common Stock.  The Company’s report of the details of all such common stock purchase warrants, at this time, is made in accordance with Item 3.02(b) of Form 8-K.

The Company relied upon the exemption from registration of the issuance of the securities discussed below provided by Section 4(2) of the Securities Act of 1933 (the “Act”), in view of the close relationships that each of the lenders and guarantors acquiring such securities had with the Company and its affiliates, the Company’s reasonable basis to believe that each such lender or guarantor who is not an affiliate of the Company is an “accredited investor” as defined in Regulation D under the Act, and the access to all material information about the Company provided to all such lenders and guarantors.

(i)  Promissory Note and Warrant Agreement – Kevin Amsler

On March 1, 2009, Diatect International Corporation (the “Company”) borrowed $100,000 from Kevin Amsler (the “Amsler Loan”)  for working capital and issued a Promissory Note to Mr. Amsler  (the “Amsler Note”) in the principal amount of $100,000, bearing interest at the rate of 15% per annum, and being due and payable on August 1, 2009.   A copy of the Amsler Note is attached hereto as Exhibit 10.1.

On March 1, 2009, as additional consideration for the Amsler Loan, the Company issued a Common Stock Purchase Warrant to Kevin Amsler (the “Amsler Warrant”).  Pursuant to the terms of the Amsler Warrant, Mr. Amsler has the right to purchase a total of 1,000,000 shares of the Company’s common stock at a price of $0.025 per share for two years from March 1, 2009.  A copy of the Amsler Warrant is attached hereto as Exhibit 10.2.

(ii)  First Promissory Note and Warrant Agreement – JACKTONY Management Corporation

On March 30, 2009, the Company borrowed $100,000 from JACKTONY Management Corporation (the “JACKTONY Loan”) for working capital and issued a Promissory Note to JACKTONY Management Corporation (the “JACKTONY First Note”) in the principal amount of $100,000, bearing interest at the rate of 20% per annum, and being due and payable on April 30, 2009.  A copy of the JACKTONY First Note is attached hereto as Exhibit 10.3.

On March 30, 2009, as additional consideration for the JACKTONY Loan, the Company entered into a Warrant Agreement with JACKTONY Management Corporation (the “JACKTONY First Warrant Agreement”). Pursuant to the terms of the JACKTONY First Warrant Agreement, JACKTONY Management Corporation has the right to purchase a total of 833,333 shares of the Company’s common stock at a price of $0.030 per share for two years from March 30, 2009.  A copy of the JACKTONY First Warrant Agreement is attached hereto as Exhibit 10.4.

(iii)  Second Promissory Note and Warrant Agreement – JACKTONY Management Corporation

On April 30, 2009, the Company issued a Promissory Note to JACKTONY Management Corporation (the “JACKTONY Second Note”) in the amount of $100,000 to satisfy and replace the JACKTONY First Note. The JACKTONY Second Note bears interest at the rate of 20% per annum, and being due and payable on May 31, 2009. A copy of the JACKTONY Second Note is attached hereto as Exhibit 10.5.

On April 30, 2009, as additional consideration for extending the JACKTONY Loan pursuant to the JACKTONY Second Note, the Company entered into an additional Warrant Agreement with JACKTONY Management Corporation (the “JACKTONY Second Warrant Agreement”). Pursuant to the terms of the JACKTONY Second Warrant Agreement, JACKTONY Management Corporation has the right to purchase a total of 1,250,000 shares of the Company’s common stock at a price of $0.02 per share for two years from April 30, 2009.  A copy of the JACKTONY Second Warrant Agreement is attached hereto as Exhibit 10.6.

(iv) Promissory Note and Warrant Agreement – Carr & Associates

On May 7, 2009, the Company borrowed $500,000 from Carr & Associates (the “Carr Loan”) for working capital and issued a Promissory Note to Carr & Associates (the “Carr Note”) in the principal amount of $500,000, bearing interest at the rate of 18% per annum, and being due and payable on July 31, 2009. A copy of the Carr Note is attached hereto as Exhibit 10.7.

On May 7, 2009, as additional consideration for the Carr Loan, the Company issued a Common Stock Purchase Warrant to Carr & Associates (the “Carr Warrant”).  Pursuant to the terms of the Carr Warrant, Carr & Associates has the right to purchase a total of 3,000,000 shares of the Company’s common stock at a price of $0.025 per share for two years from May 7, 2009.  A copy of the Carr Warrant Agreement is attached hereto as Exhibit 10.8.

(v)  Warrant Agreement – HighStreet Partners

On May 7, 2009, as consideration for a guaranty of the Carr Note by HighStreet Partners LP (“HighStreet”), the Company issued a Common Stock Purchase Warrant to HighStreet (the “HighStreet Warrant”).  Pursuant to the terms of the HighStreet Warrant, HighStreet has the right to purchase a total of 3,000,000 shares of the Company’s common stock at a price of $0.025 per share for two years from May 7, 2009.  A copy of the HighStreet Warrant is attached hereto as Exhibit 10.9.

(vi)  Warrant Agreement – Aspen Capital Partners

On May 7, 2009, as consideration for a guaranty of the Carr Note by Aspen Capital Partners LLC (“Aspen”) and also for a guaranty of the JACKTONY Second Note by Aspen, the Company issued a Common Stock Purchase Warrant to Aspen (the “Aspen Warrant”).  Pursuant to the terms of the Aspen Warrant, Aspen has the right to purchase a total of 4,000,000 shares of the Company’s common stock at a price of $0.025 per share for two years from the May 7, 2009.  A copy of the Aspen Warrant is attached hereto as Exhibit 10.10.

THIS CURRENT REPORT IS NOT AN OFFER OF SECURITIES FOR SALE.  ANY SECURITIES SOLD IN AS DESCRIBED ABOVE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Number	Description
10.1	Form of Amsler Note, dated March 1, 2009.
10.2	Form of Amsler Warrant Agreement dated March 1, 2009.
10.3	Form of JACKTONY First Note, dated March 30, 2009.
10.4	Form of JACKTONY First Warrant Agreement, dated March 30, 2009.
10.5	Form of JACKTONY Second Note, dated April 30, 2009.
10.6	Form of JACKTONY Second Warrant Agreement, dated April 30, 2009.
10.7	Form of Carr Note, dated May 7, 2009.
10.8	Form of Carr Warrant Agreement, dated May 7, 2009.
10.9	Form of HighStreet Warrant Agreement, dated May 7, 2009.
10.10	Form of Aspen Capital Warrant Agreement, dated May 7, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2009	By:	/s/ Robert Rudman
Robert Rudman
Chief Accounting Officer (Duly Authorized Officer)